Supplement dated October 1, 2018 to the Statement of Additional Information (“SAI”) of Evanston Alternative Opportunities Fund (“Fund”)

On September 17, 2018, John Rowsell resigned his position as Trustee of the Fund, effective September 30, 2018.  Accordingly, all references to Mr. Rowsell are hereby removed from the Fund’s SAI.

In addition, effective as of the date of Mr. Rowsell’s resignation, the Board designated Robert Moyer as Lead Independent Trustee of the Fund.  Accordingly, all references to Mr. Rowsell under “Leadership Structure and Board of Trustees” are hereby replaced with Mr. Moyer.